Goehring & Rozencwajg Resources Fund - Schedule of Investments

As of February 28, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (95.4%)
ENERGY (48.5%)
Oil & Gas Producers (40.3%)
Antero Resources Corp.(a)	263,709	$6,046,847
APA Corp.	52,438	1,868,366
Berry Petroleum Corp.	116,965	1,169,650
Callon Petroleum Co.(a)	10,356	583,664
Centennial Resource Development, Inc. - Class A(a)	67,293	590,833
Chesapeake Energy Corp.	34,795	2,687,914
Civitas Resources, Inc.	64,590	3,259,857
Diamondback Energy, Inc.	19,969	2,757,719
EQT Corp.	188,489	4,361,635
Laredo Petroleum, Inc.(a)	26,339	2,016,514
Matador Resources Co.	95,627	4,743,099
Ovintiv, Inc.	25,082	1,150,010
PDC Energy, Inc.	68,632	4,428,137
Pioneer Natural Resources Co.	33,095	7,929,562
Range Resources Corp.(a)	475,700	10,917,315
Southwestern Energy Co.(a)	35,406	176,676
		54,687,798
Oil & Gas Services & Equipment (8.2%)
CES Energy Solutions Corp.	114,236	228,923
ChampionX Corp.(a)	96,782	2,072,102
Diamond Offshore Drilling, Inc.(a)(b)	147,160	618,072
Drilling Co. of 1972 A/S(a)	23,080	906,081
Noble Corp. PLC(a)	25,820	666,414
NOV, Inc.	56,805	974,206
Oceaneering International, Inc.(a)	132,786	1,943,987
Schlumberger NV	56,050	2,199,401
Transocean Ltd.(a)	234,644	830,640
Valaris, Ltd.(a)	16,335	665,488
		11,105,314
MATERIALS (46.9%)
Agricultural Chemicals (15.1%)
CF Industries Holdings, Inc.	41,194	3,344,541
Corteva, Inc.	27,736	1,443,104
Intrepid Potash, Inc.(a)	62,490	3,555,056
Mosaic Co.	136,017	7,131,371
Nutrien Ltd.	57,845	4,974,092
		20,448,164
Base Metal (26.0%)
Amerigo Resources Ltd.	859,518	1,118,899
Cameco Corp.	279,690	6,874,779
Copper Mountain Mining Corp.(a)	594,753	1,656,393
ERO Copper Corp.(a)	95,617	1,368,436
Excelsior Mining Corp.(a)	511,782	169,585
First Quantum Minerals Ltd.	76,237	2,235,684
Freeport-McMoRan, Inc.	72,290	3,394,016
Ivanhoe Mines Ltd. - Class A(a)	358,355	3,647,163
Lundin Mining Corp.	129,232	1,246,949
Mako Mining Corp.(a)	1,748,614	496,648
MMC Norilsk Nickel PJSC	28,555	392,631
NAC Kazatomprom JSC(c)	185,004	5,439,117
NexGen Energy, Ltd.(a)	260,192	1,379,018
Southern Copper Corp.	3,191	221,423

Security Description	Shares	Value
Base Metal (continued)
Sprott Physical Uranium Trust(a)	385,488	$4,744,468
Trilogy Metals, Inc.(a)	567,301	550,517
Turquoise Hill Resources Ltd.(a)	11,378	233,818
		35,169,544
Metals & Mining (4.7%)
GoGold Resources, Inc.(a)	401,623	950,587
Minera Alamos, Inc.(a)	1,647,609	675,942
Mountain Province Diamonds, Inc.(a)	305,715	176,073
Osisko Mining, Inc.(a)	481,300	1,492,315
United Co. RUSAL International PJSC(a)	1,326,798	928,721
Uranium Energy Corp.(a)	319,422	1,274,494
Victoria Gold Corp.(a)	74,820	948,015
		6,446,147
Precious Metal Mining (1.1%)
Marathon Gold Corp.(a)	504,978	1,131,470
Maverix Metals, Inc.	84,767	399,926
		1,531,396
TOTAL COMMON STOCKS
(Cost $70,542,008)		129,388,363

WARRANTS (0.0%)(d)
ENERGY (0.0%)(d)
Oil & Gas Services & Equipment (0.0%)
Diamond Offshore Drilling, Inc., Expires 12/31/2049, Strike Price $0.00(b)	4,732	–
Tidewater, Inc., Expires 11/14/2042, Strike Price $0.01	3,561	52,703
		52,703
TOTAL WARRANTS
(Cost $564,381)		52,703

Security Description	Principal Amount	Value
CORPORATE BONDS (0.1%)
ENERGY (0.1%)
Oil & Gas Services & Equipment (0.1%)
Diamond Foreign Asset Co. / Diamond Finance LLC(e)
9.00%, 04/22/2027	78,401	$78,401
Diamond Offshore Drilling, Inc.(b)	86,800	–
		78,401
TOTAL CORPORATE BONDS
(Cost $78,401)		78,401

PRIVATE SECURITIES (0.4%)
iPulse Convertible Notes(b)	158,530	158,530
Ivanhoe Electric Convertible Notes(b)	396,325	396,325
Ivanhoe Electric, Inc.(a)(b)	95,500	79,265
		634,120
TOTAL PRIVATE SECURITIES
(Cost $634,120)		634,120

Security Description	Shares	Value
SHORT TERM INVESTMENTS (3.9%)
Dreyfus Treasury Securities Cash Management, Institutional Class (7 day yield 0.010%)	5,353,939	$5,353,939

TOTAL SHORT TERM INVESTMENTS
(Cost $5,353,939)		5,353,939

TOTAL INVESTMENTS - (99.8%)
(Cost $77,172,849)		135,507,526

Assets in Excess of Other Liabilities - (0.2%)		311,343

NET ASSETS - (100.0%)		$135,818,869

(a)	Non-income producing security.
(b)	Level 3 security in accordance with fair value hierarchy.
(c)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2022, the aggregate market value of those securities was $5,439,117, which represents approximately 4.00% of net assets.
(d)	Less than 0.05%
(e)	Paid-in-Kind.

COUNTRY COMPOSITION
(As of February 28, 2022)
United States	65.3%
Canada	28.0%
Kazakhstan	4.0%
Russia	1.0%
Denmark	0.7%
Curacao	0.5%
Peru	0.2%
Cayman Islands	0.1%
Total	99.8%

Percentages are based upon common stocks, warrants, corporate bonds, private securities and short term investments as a percentage of net assets.

See Notes to Quarterly Schedule of Investments.

Goehring & Rozencwajg Resources Fund

Notes to Quarterly Schedule of Investments February 28, 2022 (Unaudited)

1. ORGANIZATION

The Goehring & Rozencwajg Resources Fund (the "Fund") is a no-load investment portfolio of Goehring & Rozencwajg Investment Funds (the “Trust”), an open-end series management investment company organized as a Massachusetts business trust on July 14, 2016, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 30, 2016. The Fund is a diversified investment company with an investment objective which seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund currently offers Retail Class Shares and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval. The Fund’s Investment Adviser is Goehring & Rozencwajg Associates, LLC (the “Adviser”).

The Fund will concentrate its investments in the securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies. When a Fund concentrates its investments in a particular sector or in particular industries, financial, economic, business, and other developments affecting issuers in that sector or in those industries will have a greater effect on that Fund than if it had not concentrated its assets in that sector or in those industries. The Fund’s concentration in natural resources investments exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. By investing primarily in natural resources investments, the Fund runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor approved by the Board of Trustees based on the mid point of quotes from multiple dealers and other factors deemed relevant by the pricing vendor. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board of Trustees using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third-party pricing vendor at the mean between the closing bid and asked prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board of Trustees, which may use, instead of quotes from dealers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s net asset value. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported to the Fund’s administrator.

When the price quotations described above are not available, or when the Adviser believes that they are unreliable, the Fund’s assets may be priced using fair value procedures approved by the Board of Trustees. Because the Fund invests in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of February 28, 2022:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$128,770,291	$–	$618,072	$129,388,363
Warrants	–	52,703	–	52,703
Corporate Bonds	–	78,401	–	78,401
Private Securities	–	–	634,120	634,120
Short Term Investments	5,353,939	–	–	5,353,939
Total	$134,124,230	$131,104	$1,252,192	$135,507,526

*	See Schedule of Investments for industry classification.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Warrants	Corporate Bonds	Private Securities	Total
Balance as of May 31, 2021	$-	$-	$-	$-	$-
Accrued discount/premium	-	-	-	-	-
Realized Gain/(Loss)	-	-	-	-	-
Change in Unrealized Appreciation/(Depreciation)	-	-	-	-	-
Purchases	-	-	-	634,120	634,120
Sales Proceeds	-	-	-	-	-
Transfer into Level 3	618,072	-	-	-	618,072
Transfer out of Level 3	-	-	-	-	-
Balance as of February 28, 2022	$618,072	$-	$-	$634,120	$1,252,192
Net change in unrealized appreciation/(depreciation) included in the attributable to Level 3 investments held at February 28, 2022	$80,009	$(431,663)	$-	$-	$(351,654)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex- dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.